UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  September 1, 2010

TREY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Regent Street, Suite 520 Livingston, New Jersey	07039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 758-9555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

    On September 1, 2010,   the Company entered into Amendment No 1 to the Employment
Agreement with Mark Meller, President and Chief Executive Officer of the Company, whereby the term of the Employment Agreement was extended to September 15, 2017.   This Amendment is filed as Exhibit 10.1 herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

 10.1        Amendment No. 1 to the Employment Agreement between Trey Resources, Inc. and Mark Meller dated September 1, 2010.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREY RESOURCES, INC.

Date: November 9, 2010	By:	/s/Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer

INDEX OF EXHIBITS

 10.1        Amendment No. 1 to the Employment Agreement between Trey Resources, Inc. and Mark Meller dated September 1, 2010.